COLONIAL STRATEGIC BALANCED FUND
                 Supplement to the February 27, 1998 Prospectus
                  (Replacing Supplement dated October 30, 1998)

The Fund's Prospectus is amended as follows:

(1) A new paragraph is added to the front cover of the Prospectus below the Table of Contents as follows:

     This Prospectus is also available on-line at the Web site http://www.libertyfunds.com. The Securities and Exchange Commission (SEC) maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

(2) A new paragraph is added as the eighth paragraph under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS as follows:

     Emerging Markets. The Fund may invest up to 35% of its total assets in foreign securities issued or guaranteed by companies or governments  located in countries whose economies or securities markets are
     not yet  highly  developed.   Special risks associated with
     these investments (in addition to those of foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, extreme or volatile debt burdens or inflation rates, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures.

(3) The paragraph Other Investment Companies under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is deleted in its entirety.

(4) The paragraph Borrowing of Money under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

     Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.

(5) A new caption is added after the HOW THE FUND IS MANAGED entitled YEAR 2000 as follows:

     The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(6) Gita Rao, a Vice President of the Advisor, co-manages the Fund. Ms. Rao has managed various other Colonial funds since 1995. Prior to joining the Advisor, she was a global equity research analyst at Fidelity Management & Research Company from 1994 to 1995 and a Vice President in the domestic equity research group at Kidder, Peabody and Company from 1991 to 1994.

     James P. Haynie no longer co-manages the Fund.

(7) Liberty Financial Investments, Inc., the Fund's distributor, has changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name does not affect the investment management of, or services to, the Fund. The Distributor continues to offer selected investment products managed by subsidiaries of Liberty Financial Companies, Inc. (NYSE:L), the indirect parent of the Distributor.

(8) Colonial Investors Service Center, Inc. (Transfer Agent), the Fund's transfer agent, has changed its name to Liberty Funds Services, Inc. The new name does not affect the services that the Transfer Agent provides to the Fund.

(9) The last sentence under the caption HOW THE FUND VALUES ITS SHARES is changed in its entirety as follows:

     In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.


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(10) The Distributor pays an additional 1% commission  (total  commission of 5%)
     to financial service firms on sales of Class B shares of the Fund to its clients or customers. The commission is paid directly by the Distributor from its assets and does not effect the expenses paid by Fund shareholders. Financial service firms may waive receipt of all or any portion of these payments.

(11) The last sentence under the caption HOW TO SELL SHARES is revised in its entirety as follows:

     To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by federal fund wire or other immediately available funds.

 (12)The following sentence is added to the paragraph Class A Shares under the caption HOW TO EXCHANGE SHARES:

     Exchanges of Class A shares are not subject to a contingent deferred sales charge. However, in determining whether a contingent deferred sales charge is applicable to redemptions, the schedule of the fund into which the original investment was made should be used.

(13) Under the caption TELEPHONE TRANSACTIONS the first sentence in the first paragraph is revised in its entirety and a new second and third sentence are added as follows:

     All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and to redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. Eastern time and the time at which the Fund values it shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker or furnishing a signature guaranteed request.

(14) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect the services provided by PricewaterhouseCoopers LLP to the Fund.


SB-36/958F-0998                                                December 31, 1998